EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Gilbert Avanes, Chief Financial Officer, of Reading International, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, does hereby certify, that, to his knowledge:

•

The Annual Report on Form 10-K for the year ended December 31, 2025 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 31, 2026

/s/ Gilbert Avanes

Name:Gilbert Avanes

Title:Executive Vice President, Chief Financial Officer and Treasurer